                                                              EXHIBIT (h)(18)(g)

                               ELEVENTH AMENDMENT
                                       TO
                             PARTICIPATION AGREEMENT
                                      AMONG
                    AMERICAN GENERAL LIFE INSURANCE COMPANY,
                  AMERICAN GENERAL EQUITY SERVICES CORPORATION,
             VALIC COMPANY I (FORMERLY AIG RETIREMENT COMPANY I) AND
                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

     THIS ELEVENTH AMENDMENT TO PARTICIPATION AGREEMENT ("Amendment") effective as of May 1, 2009, amends the Participation Agreement dated as of February 26, 1998 (the "Agreement"), among AMERICAN GENERAL LIFE INSURANCE COMPANY (the "Company"), on its own behalf and on behalf of each separate account of the Company set forth on Schedule B of the Agreement (the "Account"), AMERICAN
                     ----------
GENERAL EQUITY SERVICES CORPORATION ("AGESC"), VALIC COMPANY I (the "Fund"), and THE VARIABLE ANNUITY LIFE INSURANCE COMPANY (the "Adviser"), collectively, (the "Parties"). All capitalized terms not otherwise defined in this Amendment, shall have the same meaning as ascribed in the Agreement.

     WHEREAS, AIG Retirement Company I has changed its name to VALIC Company I effective May 1, 2009.

     NOW, THEREFORE, in consideration of their mutual promises, the Parties agree as follows:

1.   All references to AIG Retirement Company I shall be changed to VALIC
     Company I.

2. Except as amended hereby, the Agreement is hereby ratified and confirmed in all respects.

     IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed in its name and on its behalf by its duly authorized representative hereto as of the date specified above.


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AMERICAN GENERAL LIFE INSURANCE COMPANY, on behalf of itself and each of its
Separate Accounts named in Schedule B of the Agreement, as amended from time to
                           ----------
time.

                                        ATTEST:


By:                /s/                  By:                 /s/
   ----------------------------------      -------------------------------------
Name:                                   Name:
     --------------------------------        -----------------------------------
Title:                                  Title:
      -------------------------------         ----------------------------------

                                                          (Corporate Seal)

AMERICAN GENERAL EQUITY SERVICES CORPORATION

                                        ATTEST:


By:                /s/                  By:                 /s/
   ----------------------------------      -------------------------------------
Name:                                   Name:
     --------------------------------        -----------------------------------
Title:                                  Title:
      -------------------------------         ----------------------------------

                                                          (Corporate Seal)

VALIC COMPANY I

                                        ATTEST:


By:                /s/                  By:                 /s/
   ----------------------------------      -------------------------------------
Name:                                   Name:
     --------------------------------        -----------------------------------
Title:                                  Title:
      -------------------------------         ----------------------------------

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                                        ATTEST:


By:                /s/                  By:                 /s/
   ----------------------------------      -------------------------------------
Name:                                   Name:
     --------------------------------        -----------------------------------
Title:                                  Title:
      -------------------------------         ----------------------------------


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